BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2017
BUSINESS COMBINATION [Abstract]
BUSINESS COMBINATION
4.	BUSINESS COMBINATION

Business Combination in 2017:

Acquisition of Daguoxiaoxian

On May 8, 2017, Shenzhen Qufan entered into a share purchase agreement with the shareholder of Daguoxiaoxian, named Fu Rong, to acquire 70% equity interests of Daguoxiaoxian with the consideration of RMB2.0 million (“Purchase agreement”). Previously, Daguoxiaoxian mainly operates market promotion business and also owns a gaming cooperation agreement (“cooperation agreement”) with Tianjin Zhongqiweiye Sports development Co., Ltd.

By obtaining the cooperation agreement, Daguoxiaoxian is authorized to operate China Competitive Poker Championship, from May 14, 2017 to May 14, 2018, with one-year extension upon the expiration if no objection between both parties. The Group acquired Daguoxiaoxian primarily for the cooperation agreement.

Acquisition of The Multi Group

On July 17, 2017 (“the acquisition date”), the Company acquired 93.0% equity interest of The Multi Group (“TMG”) through 500.com Limited for a total consideration of approximately EUR49.8 million (US$59.9 million). The Multi Group engages in operating Multilotto.com (“Multilotto”) which is considered one of the top online lottery betting and online casino platforms in the Nordic countries where it holds substantial market share.

As of July 17, 2017, the Group settled payment of EUR49,754 cash consideration for the acquisition.

The Group recognized RMB18,766( US$2,884) of acquisition-related costs that were expensed in the current period. These costs are included in the line item “General and administrative expenses” in the statement of comprehensive income (loss).

The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date. The Group obtained a third-party valuation of certain intangible assets.  The calculation of RMB amount was based on the exchange rate of 1.00 EUR to 7.7514 RMB of the acquisition date on July 17, 2017.

	Amount	Amount	Amount	Amortization Years
	EUR	RMB	USD
License	19,400	150,377	23,113	10.0
Brand name	11,100	86,041	13,224	10.0
Software	900	6,976	1,072	5.0
Others	7,116	55,159	8,478
Total identifiable assets acquired	38,516	298,553	45,887

Deferred tax liabilities	(1,164)	(9,023)	(1,694)
Other current liabilities	(1,422)	(11,022)	(1,387)
Total liabilities assumed	(2,586)	(20,045)	(3,081)

Net identifiable assets acquired	35,930	278,508	42,805
Noncontrolling interests#	2,915	22,595	3,473
Total Consideration	49,754	385,662	59,275
Goodwill	16,739	129,749	19,943

In accordance with the acquisition agreement, the Group is obligated to purchase the remaining 7% equity interest of The Multi Group at the option of the non-controlling shareholder, which is outside the control of the Group (upon the occurrence of an event that is not solely within the control of the issuer). As such, the noncontrolling interest relating to this portion of put options is presented as redeemable noncontrolling interest in mezzanine equity and be initially measured at its fair value in accordance with ASC 480-10-S99-3A.

The fair value of redeemable noncontrolling interest was initially recorded as the value assessed by the third-party on the acquisition day and is increased or decreased based on earnings or losses of the investments allocable to the noncontrolling interest. Accordingly, the carrying value of the noncontrolling interest as of December 31, 2017 is stated as follows:

	For the year ended December 31, 2017
	EUR	RMB	USD

Noncontrolling interest-valuation*	2,915	22,595	3,472
Total comprehensive income attributable to noncontrolling interest	(70)	(543)	(83)

Redeemable noncontrolling interest	2,845	22,052	3,389

*Noncontrolling interest in EUR was evaluated by third party appraiser as of the acquisition day. The calculation of RMB amount was based on the exchange rate of 1.00 EUR to 7.7514 RMB at the acquisition date.

Goodwill, which is not tax deductible, is primarily attributable to the excess of the consideration and fair value of noncontrolling interest over the fair value of the net identifiable assets of the acquiree and is related to synergies expected to be achieved from the acquisition.

Acquired intangible assets have weighted average economic lives from the date of purchase as follows:

License	10.0 years
Brand name	10.0 years
Software	5.0 years

As of the acquisition date, the fair value of the 7% noncontrolling interest in The Multi Group is estimated to be EUR2,915. The fair value of the noncontrolling interest was estimated using the Income Approach. As The Multi Group was a private company, the fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement as defined in ASC 820. The fair value estimates are based on (a) internal rate of return of 16%; (b) a long-term sustainable growth rate of 2%; (c) adjustment of risk premium of 3%; and (d) financial multiples of companies in the same industry as The Multi Group.

Since the acquisition date, The Multi Group contributed revenues of RMB49,370 (EUR6,447) and net income of RMB2,959 (EUR386) to the Group for the year ended 2017.

The following unaudited pro forma information summarizes the results of operations of the Group for the years ended December 31, 2016 and 2017, as if the acquisition had been completed on January 1, 2016. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated and may not be indicative of future operating results. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

	For the years ended December 31, (unaudited)
	2016	2016	2017	2017	2017
	EUR	RMB	EUR	RMB	USD

Pro forma total revenues	11,686	76,893	12,188	93,334	14,345
Pro forma net income (loss)	2,519	16,576	(1,614)	(12,360)	(1,900)
Pro forma net income (loss) attributable to 500.com Limited	2,343	15,416	(1,501)	(11,495)	(1,767)

These amounts have been calculated after applying the Company’s accounting policies.

Business Combination in 2016:

Acquisition of Qufan Cayman, Qufan HK and Shenzhen Qufan:

On November 25, 2016 (“the acquisition date”), the Group invested in ordinary shares representing a 51.0% equity interest in each of Qufan Internet Technology Inc. (including Qufan Internet Technology (HK) Limited as wholly owned subsidiary) and Shenzhen Qufan Network Technology Co., Ltd. (together “Qufan”), an operator of mobile social poker games, for an aggregate cash consideration and contingent consideration of RMB110.5 million. The Group expected to cooperate with Qufan to help develop and promote its mobile social poker games platform.

The acquisition-date fair value of the consideration transferred totaled RMB105,000, which consisted of the following:

Amount
RMB

Fair value of consideration transferred
Cash consideration	52,760
Contingent consideration	52,240
Total Consideration	105,000

As of December 31, 2016, the Group paid RMB510 cash consideration for the acquisition and recognized RMB52,250 unpaid cash consideration and RMB52,240 contingent consideration in accrued expenses and other current liabilities.

The contingent consideration arrangement requires the Group to pay the consideration of RMB57,840 to Qufan Cayman’s shareholders. The fair value of the contingent consideration arrangement at the acquisition date was RMB52,240 while on December 2017 was RMB54,550, respectively.  As the Group disposed Qufan Cayman and Shenzhen Qufan on February 9, 2018, the contingent consideration was offset against the disposal consideration and was no longer required to be paid.

The Group recognized RMB2,661 of acquisition-related costs that were expensed in the current period. These costs are included in the line item “General and administrative expenses” in the statement of comprehensive income (loss).

The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date. The Group obtained a third-party valuation of certain intangible assets.

	Amount	Amortization Years
	RMB

Cash	439
Mobile applications	60,200	5.0
Other receivables	37,863
Total identifiable assets acquired	98,502

Deferred tax liabilities	(15,050)
Other current liabilities	(10,281)
Total liabilities assumed	(25,331)

Net identifiable assets acquired	73,171
Noncontrolling interests	98,784
Total Consideration	105,000
Goodwill	130,613

Goodwill, which is not tax deductible, is primarily attributable to the excess of the consideration and fair value of noncontrolling interest over the fair value of the net identifiable assets of the acquiree and is related to synergies expected to be achieved from the acquisition.

Acquired intangible assets consist primarily of mobile applications, which have estimated weighted average economic lives of 5 years from the date of purchase.

The fair value of the 49% noncontrolling interest in Qufan is estimated to be RMB98,784. The fair value of the noncontrolling interest was estimated using the income approach. As Qufan is a private company, the fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement as defined in ASC 820. The fair value estimates are based on (a) a discount rate of 29%, (b) a long-term sustainable growth rate of 3%, (c) an inflation rate of 3%, (d) financial multiples of companies in the same industry as Qufan and (e) adjustments because of the lack of control or lack of marketability that market participants would consider when estimating the fair value of the noncontrolling interest in Qufan.

Since the acquisition date, Qufan contributed revenues of RMB5,669 and RMB59,465 (US$9,140) and net income of RMB706 and RMB15,328 (US$2,356) to the Group for the year ended 2016 and 2017, respectively.

The following unaudited pro forma information summarizes the results of operations of the Group for the years ended December 31 2015 and 2016, as if the acquisition had been completed on January 1, 2015. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated and may not be indicative of future operating results. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

	For the years ended December 31, (unaudited)
	2015	2016	2016
	RMB	RMB	US$

Pro forma total revenues	99,921	27,379	3,943
Pro forma net loss	(333,814)	(217,359)	(31,306)
Pro forma net loss attributable to 500.com Limited	(328,795)	(209,921)	(30,235)

These amounts have been calculated after applying the Company’s accounting policies and adjusting the results of Qufan to reflect the additional amortization that would have been charged assuming the fair value adjustments to intangible assets had been applied on January 1, 2015, together with the consequential tax effects.

The Group has subsequently disposed Qufan in February 2018 due to a change of business strategy.

Acquisition of Shenzhen Caiyu:

On July 25, 2016 (“the acquisition date”), one of the Group’s VIE subsidiaries, Guangtiandi acquired 100.0% equity interest in Shenzhen Caiyu, a provider of sports information in China, for an aggregate cash consideration of RMB1.0 million but assumed liabilities of RMB2.7 million. Shenzhen Caiyu provides a comprehensive sports information portal via a designated mobile application, which covers (i) real time soccer match information; and (ii) data-driven soccer match predictions generated by our proprietary analysis engine. Users can also post free or pay-per-view contents such as proprietary observations and analyses on the sports information portal.

The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date.

Amount
RMB

Cash	700
Other receivables	635
Total identifiable assets acquired	1,335

Other current liabilities	(2,660)
Total liabilities assumed	(2,660)

Net identifiable liabilities acquired	(1,325)
Total Consideration	1,000
Goodwill	2,325

Since the acquisition date, Shenzhen Caiyu contributed revenues of RMB1,792 and net loss of RMB424 to the Group for the year ended 2016 and revenues of RMB10,897 (US$1,675) and net income of RMB94 (US$14) to the Group for the year ended 2017.

The Group subsequently disposed Shenzhen Caiyu on November 2, 2017 due to a change in business strategy  and recognized a disposal gain of RMB5,477 (US$842) in the year of 2017.

The actual results of operation after the acquisition date and pro forma results of operations for the acquisition of Shenzhen Caiyu are not presented because the effects were immaterial.